is a global Oilfield Services Technology Company providing industry leading products and services for Production Enhancement and Environmental Spill
Prevention
Exhibit 99.1
– Environmental Spill Prevention
and Containment
– Production Enhancement

The Private Securities Litigation Reform Act of 1995 provides a "safe harbor" for forward-looking statements. Any written or oral statements made by the Company or on behalf of the Company in conjunction with this presentation may include forward-looking statements which reflect the Company's current views with respect to future events and financial performance. These forward-looking statements are subject to certain risks and uncertainties that could cause actual results to differ materially from such statements. This document contains forward-looking statements within the meaning of the Private Securities Litigation Reform
Act of 1995 concerning, among other things, the Company's prospects, developments and business strategies for its operations, all of which are subject to certain risks, uncertainties and assumptions. These risks and uncertainties include, but are not limited to, changes in overall economic conditions, changes in the cost of raw materials and natural gas used in manufacturing our products, changes in demand and prices charged for our products, changes in the demand for, or price of, oil and natural gas, risks of increased competition, technological, manufacturing, distribution and product development risks, loss of key customers, changes in government regulations, foreign and domestic political and legislative risks, the risks of war and international and domestic terrorism, risks associated with foreign operations and foreign currency exchange rates and controls, weather-related risks and other risks and uncertainties described in our publicly available filings with the Securities and Exchange Commission. The words "believe,” "expect,” "anticipate,” "project" and similar expressions identify forward-looking statements.
Participants are cautioned not to place undue reliance on these forward-looking statements, each of which speaks only as of the date the statement was made. The Company undertakes no obligation to publicly update or revise any forward-looking statements, whether as a result of new information, future events or otherwise, except as required by law.
Forward Looking Statements

Design the Frac
Build the Frac
Optimize the Frac
Higher
Production
& EUR

•
Frac Conductivity &
Durability
•
Production Assurance
•
Production Intelligence
•
Flow Enhancement
•
Well Site Supervision
•
Frac Diagnostics & Optimization
•
Field Development Optimization
•
Reservoir & Formation Analysis
•
Frac Design
•
Economic Optimization
•
Reservoir Performance
•
Post Job Analysis
….a leading production enhancement company

FRACPRO

Design the Frac
Build the Frac
Optimize the Frac
Higher Production & EUR

Layer Properties
Rocktype
Shale
Sandstone
Shale
Concentration of Proppant in Fracture (lb/ft²)
TVD(ft)
250
500
8000
8250
8500
Fracture Length (ft) 231.3
Total Fracture Height (ft) 479.1
Average Fracture Width (in) 0.389
Average Proppant Concentration (lb/ft²) 1.05
Proppant Concentration (lb/ft²)
0
0.2
0.4
0.6
0.8
1
1.2
1.4
1.6
1.8
Horizontal Well
0
1000
2000
3000
6000
7000
8000
9000
10000
Shale
Limestone
Sandstone

• Is the industry’s most widely used hydraulic fracturing design software, clients include E&P Operators, Service Companies, Universities
• Provides Frac Design, Economic Optimization, Reservoir Performance and
Post Job Analysis. Ties all the information together during the frac process.

Design the Frac
Build the Frac
Optimize the Frac
Higher Production & EUR

1979
CARBOHSP®
CARBOPROP®
CARBOECONOPROP®
CARBOLITE®
CARBOHYDROPROP®
CARBONRT®
CARBOBOND® LITE
SCALEGUARD™
2013
Technology to “Build a Frac”
that lasts the Life-of-the-Well
New Proppant
Developed in 2013
5

StrataGen

Design the Frac
Build the Frac
Optimize the Frac
Higher Production & EUR

CARBO

Office Consulting
and Production
Improvement
A-07 K-25U
7850
7900
7950
8000
8050
8100
8150
8200
8250
25 175
GR
0 75
IDPH
K-20/22 sand
K-25U sand
Mudstone
K-25L Upper
K-25L Upper
K-25L sand
Rocktype
50 100 150 200 250 300
7850
7900
7950
8000
8050
8100
8150
8200
8250
0 0.50 1.0 1.5 2.0 2.5 3.0 3.5 4.0 4.5 5.0
Proppant Concentration (lb/ft²)
Field Consulting
Services
Completion & Hydraulic Fracturing
Geology & Reservoir
Production
© 2011 HALLIBURTON. ALL RIGHTS RESERVED.

DANA
Field Optimization
Consulting Services
“Client Interaction”

Production Enhancement Technology 7

Design the Frac
Build the Frac
Optimize the Frac
Higher Production & EUR

CARBOHSP
CARBOPROP
CARBOLITE
CARBOECONOPROP
CARBOHYDROPROP
NEW ULTRA HIGH STRENGTH PROP

CARBOBOND LITE
CARBOBOND RCS (C)
CARBOBOND RCS (P)

Proppant Technology Platforms
Proppant
Delivered
Flow
Enhancement
Proppant
Delivered
Production
Intelligence
“More Space to Flow”
Higher
EUR
Production
IRR
Ceramics
Resin Coated Products
Proppant
Delivered
Production
Assurance

New Ultra Strength Proppant –
KRYPTOSPHERE
TM
Breakthrough innovation.  We have developed the strongest,
highest conductivity proppant ever made.
The original development request made by a Major E&P:
It is the only proppant that can withstand the pressures of
these very high impact wells, and provide effective Production and EURs

•
“CARBO please develop a durable proppant that has twice
the conductivity of bauxite at 20,000 psi closure stress.
We need that to effectively frac the lower tertiary wells in the GOM that are at depths greater than 30,000’. ”
• We have achieved that!

KRYPTOSPHERE Technology Details How we achieve more space to flow: • Superior strength and microstructure • Uniform Sizing • Uniform Shape • Smooth Surface 10

Conductivity at 20,000 psi Closure Stress
Conductivity, md-ft
2000
1800
1600
1400
1200
1000
800
600
400
200
0
KRYPTOSPHERE H25
HSP 20/40

CARBO

100% Conductivity Test Results … Superior Strength

KRYPTOSPHERE H25 KRYPTOSPHERE H25 Cross Section HSP 20/40 Competitor Bauxite 20/40 HSP 20/40 Cross Section Competitor Bauxite 20/40 Cross Section Superior Microstructure 12

Wt %
100
90
80
70
60
50
40
30
20
10
0
20/40 HSP
KRYPTOSPHERE H25
18
20
25
30
40
50
(Mesh size)

Uniform Sizing 13

Proppant Technology Platforms
Proppant
Delivered
Flow
Enhancement
Proppant
Delivered
Production
Intelligence
“More Space to Flow”
Higher
EUR
Production
IRR
Ceramics
Resin Coated Products
Proppant
Delivered
Production
Assurance

Platform focus:
Production Assurance Platform

•
Use proppants to maintain base
production by preventing
precipitates/solids from forming in the
frac, wellbore, or surface equipment
•
Examples:  Scale, paraffin, etc.

•
Provides Production Assurance by
preventing scale from building up
during the life of the well
•
Placed throughout the frac, as part
of standard fracturing process
•
Scale inhibitor is efficiently released
into the production stream from our
infused Porous Proppant   (patented)
Production Assurance -
SCALEGUARD

Platform Focus: • Utilizing proppants to define propped fracture geometry • Long term production determination and granularity by zone/frac 17 Production Intelligence

Production Intelligence -
CARBONRT
CARBONRT
is a Non-Radioactive Traceable
Proppant  (patented)

•
Identifies the proppant coverage of the
stimulated interval, as well as propped
frac height
•
Identifies proppant coverage in gravel pack
applications (offshore wells)
•
Saves time and money – no special permits or
equipment to place
•
Safe and environmentally responsible – no
special handling or disposal

$$F_{cap} = \pi r_1^2 \sigma \left( 1 - \frac{r_1}{r_2} \right)$$

CARBO

Platform Focus:
•
Enhance the production of gas
and liquids which flow from
the reservoir into the frac and
up the wellbore
•
Reduce effects caused by
relative permeability, capillary
pressures, interfacial tensions
and damage from foreign
substances
•
Products in development

Flow Enhancement

…differentiating through technology for the life of the well ********************************* ***************

FALCON®
TECHNOLOGIES

engineered to
protect™

your investment
the environment
your reputation

21

Falcon Technologies Overview Business Falcon Liner ® Products 22

$60
$50
$40
$30
$20
$10
$0
Revenue $M
09
10
11
12
13e

FALCON TECHNOLOGIES

Falcon Technologies
We Design
spill prevention and
containment  products that reduce
E&P Operators environmental risks.
We Build
products with proprietary
polyurea material to last the life of
the well site, and lower L.O.E. costs.
• Containments
• Water Impoundments
• Tank Lining, Tank Bases
• Location Liners

FALCON TECHNOLOGIES
2013
FALCON TECHNOLOGIES
2013
FALCON TECHNOLOGIES
2012
FALCON TECHNOLOGIES
2009
FALCON TECHNOLOGIES
2009
FALCON TECHNOLOGIES
2010
FALCON TECHNOLOGIES
2012

FALCON TECHNOLOGIES

24 Expanding Geographic Footprint

26 Clients are Changing from High Risk Containments like this 26 Un-lined, permeable dirt berm Tanks sitting on pea gravel & corroding Un-lined tanks corroding inside & outside

After Recent Rain Storms in Colorado 27 Falcon “Contained” HDPE “Not Contained”

Liner Choices
Falcon Liner HDPE Dirt
Protects from a spill for
the life of the well
•
Minimal containment
capabilities
•
No containment of spill
Minimal maintenance
•
Replace every 2 to 3
years
•
Regular maintenance
required
Resistant to punctures,
UV, and temperature
extremes
•
Easily cut and
punctured
Resistant to most oilfield
chemicals
•
Significant
degradation from UV
exposure

Falcon Differentiators Engineered to Protect Commitment to Quality and Customer Service Training Program Track Record 29

Magnitude
Meadows Analysis & Design, LLC
October 2010
For Falcon TSI
Y
Z

Solid Engineering, R&D and Construction

Track Record Installations through June 2013 Secondary Containments – Over 5,800 installed Tank Bases – Over 8,700 installed Tank Liners – Over 8,700 installed 100% Environmental Success 31

Falcon Secondary Containments All walls have been developed and tested through FEA then deflection testing Seamless Falcon Liner applied on flooring and walls Over 5,800 installations 32

Wyoming 33

Oklahoma 34

Colorado 35

Falcon Tank Bases Foam core encapsulated in polyurea Over 8,700 in the field Lightweight 2-man installation No remediation in case of spill 36

Location Liners Falcon Liner with a temporary berm used during completions Multi-well package 37

ePads 38 Falcon Liner Durable Multiple use Enhanced environmental protection 6” enclosed foam berm

Water Impoundments 39 Falcon Liner – Water treatment – Produced water storage – Multi-year installation for fresh water Four installations completed in West Texas

FALCON
TECHNOLOGIES
engineered to protect

FALCON
TECHNOLOGIES

Marketing and Sales 40

Fracpro and StrataGen

CARBO

FRACPRO

CARBO CERAMICS

Design the Frac
Build the Frac
Optimize the Frac
Higher Production & EUR

StrataGen

•
Frac Conductivity &
Durability
•
Production Assurance
•
Production Intelligence
•
Flow Enhancement
•
Well Site Supervision
•
Frac Diagnostics & Optimization
•
Field Development Optimization
•
Reservoir & Formation Analysis
•
Frac Design
•
Economic Optimization
•
Reservoir Performance
•
Post Job Analysis
….a leading production enhancement company

StrataGen
Ceramics
CARBOHSP
CARBOPROP
CARBOLITE
CARBOECONOPROP
CARBOHYDROPROP
NEW ULTRA HIGH STRENGTH PROP
Proppant Delivered
Production Assurance
Proppant Delivered
Flow Enhancement
Proppant Delivered
Production Intelligence
Resin Coated Products
CARBOBOND LITE
CARBOBOND RCS (C)
CARBOBOND RCS (P)
CARBO

Office Consulting and Production Improvement Field Consulting Services DANA Field Optimization Consulting Services “Client Interaction”

Field Consulting
•
Execution of current design and
optimization during and after the
stimulation
•
Frac design, on location quality
assurance & control, diagnostic testing,
RT data transmission, post treatment
evaluation and optimization
•
Primary goal is to increase Production
and EUR
•
All Degreed Engineers
•
Face of Fracpro and proppant platform

Service Offering:
Differentiators:

Office Consulting & DANA

•
Office based consulting to design frac
treatments from all data available
•
Apply best technology to optimize IRR by
improvement in Production and EUR
•
Unique workflows developed which
incorporate reservoir, geology,
production, completion and frac, drilling
•
Experience in most North American
Basins
DANA Consulting Models
BakkenWORX
®
EF WORX
®
Net WORX
®
Service Offering:
Differentiators:

Integration/Processing
Modeling/Discovery
Data Gathering
Geology
Petrophysics
Drilling
Completion
Stimulation
Reservoir
Production
Data Screening
Visualization
Missing Data
Outlier Removal
Analysis of Variance (ANOVA)
Data Processing
Bivariate Analysis
Multivariate Analysis
Fuzzy Logic
Principal Component Analysis (PCA)
Factor Analysis (FA)
Self Organizing Maps (SOM)
Cluster Analysis
Data Modeling
Neural Networks
•Training
•Testing
•Validation
Genetic Algorithm (GA)
Boosted Regression Tree (BRT)
Model Selection
Performance Criteria
Engineering Validation
Process Knowledge
Sensitivity Analysis
Predictive Model
Optimization
Economics
New wells
Under Performing Wells
Prospect Evaluation
Evaluate Completion/Frac Methods
Knowledge Discovery

CARBO

DANA® Workflow

************** ************** ************** ************** ************** ************** **** ************** ************** ************** ************** ************** ************** ****

Fracpro
Fracpro is a software program used for hydraulic fracture
design.  Give it information on what is being pumped and
the wellbore and reservoir parameters and it tells you the
estimated fracture geometry and production rate.
It runs quickly on any PC, is used all over the world and
comes in 3 languages.  It is the most popular fracture
simulator in the industry.

Design the Frac
Build the Frac
Optimize the Frac
Higher Production & EUR

CARBO

Customers Use of Fracpro
•
Estimate Value Created by Completion
•
Detailed Completion Procedure
•
Monitor and Record During Completion
•
Learn from Analysis of the Completion
•
Optimize the Future Completions
•
Record the Different Completions in a Well
•
Facilitate Reporting and Data Storage

Our Customers • Oil and Gas Companies • Pumping Companies • Consulting Companies • Vendors of Completion Products

Software Suite • Products – Fracpro – FracproXCHANGE – FracproREMOTE – Stimpro

Software Suite
•
Products
–
Fracpro
• Full Fracture Simulator
– Before, During and After Job
– Strong Analytical Tool
– Multi-Treatment Horizontal Wells
– Built in Reservoir Simulator
– Connection to Eclipse, IMEX, QL
– Diagnostic Utilities
– Reports; Database Tools; Plots; XL
• Languages
– English
– Chinese
– Russian

Software Suite
•
Products
–
Fracpro
–
FracproXCHANGE
• Reduced Feature Fracpro
– Used in Frac Van for Display
– Multi-Treatment Horizontal Wells
– Uses Same Input and Database
Files as Fracpro
– Real-Time Emphasis
– Has Diagnostic and Data Utilities
• Languages
– English
– Chinese
– Russian

Software Suite
•
Products
–
Fracpro
–
FracproXCHANGE
–
FracproREMOTE
• iPAD Application
– Connects to PC Using Fracpro
– Allows Real-Time Monitoring
– Direct TCP-IP Connection
– Introduced 1 Year Ago
• Languages
– English

FracproXCHANGE
on location
Well Site Inputs
Fracpro
for the office
FracproREMOTE
for mobility

Connectivity

Software Suite
•
Products
–
Fracpro
–
FracproXCHANGE
–
FracproREMOTE
–
Stimpro
• Full Matrix Acid Simulator
– Design, Monitor, Analysis
– Sandstone and Carbonate
– Determines Skin Reduction
– Identifies Acid Compatibility
– Configurable for New Rock/Fluid
– Same Reports; Plots; XL
• Languages
– English
– Chinese
– Russian

8120
8140
8160
8200
8220
8240
8300
8320
8340
0
20
30
40
60
70
80
90
100
0.18
0.16
0.1
140
120
100
80
60
40
5
10
15
25
30
35
40

• Fracpro – Shale Modeling – Finite Difference Fluid Flow • Fracpro 3D - Finite Element Fracture Model – Coupled with Finite Difference Fluid Model 57 Future Enhancements

Closing Remarks 58 ** ** ** ** ** ** ** *

CARBO Growth Outlook • CARBO is 34 years young • We have many growth drivers for the Company in the years ahead • We are focused on continuing to grow cash flow and build an enduring company

• Horizontal Wells have transverse fracs and more stages (high delta velocity, high delta pressure, and more reservoir contact area)
• Liquids-rich Wells, make up the majority of wells drilled, and have much higher drawdown pressure through the frac
• Deeper Wells are being drilled which have higher stress and require stronger proppant
• Well Results indicate that a large percentage of wells are under-stimulated due to the above issues, and need higher conductivity fracs
Industry Technology Needs
Proven higher Production & EUR results with Ceramic Proppant
Proven that more stages & more proppant results in higher Production & EUR
Refracs, Well Tests, Infill Drilling indicate more effective fracs needed
Wells drilled today have higher conductivity needs:

Wells Drilled
72,000
60,000
48,000
36,000
24,000
12,000
0
Over 15,000 ft
10,001 to 15,000 ft
5,000 to 10,000 ft
Less than 5,000 ft
1,460
1,507
1,732
7,926
9,447
10,355
16,104
17,910
18,162
26,821
27,643
25,967
1,782
6,737
10,830
15,268
2,871
8,859
11,532
15,311
4,885
12,124
11,350
15,680
6,298
13,695
11,440
16,734
6,800
13,400
10,200
15,100
2005
2006
2007
2008
2009
2010
2011
2012
2013e

Horz %	13 %	17 %	22 %	29 %	42 %	53 %	57 %	60 %	64 %
Oil %	14 %	17 %	17 %	20 %	26 %	38 %	52 %	71 %	77 %

CARBO

Deeper, Horizontal, Liquids-rich Wells Drive Ceramic Growth Sources: Spears & BHI for wells in U.S.

• Production Enhancement business strategy of growing intellectual capital and intellectual property focused on “Design-Build-Optimize Fracs”
• Developing Technology to increase Production and EUR in wells
–
KRYPTOSPHERE solves client deep-water and ultra high stress formations proppant needs
–
Potential to apply the improved ceramic proppant technology to our existing proppant manufacturing capacity and products
–
3 new technology platforms that will continue to deliver new products
• Investing in proppant capacity to meet industry needs
• Investing in Falcon to set the technology and business standards for environmental containment protection, while developing a growing, long term business
CARBO Business and Technology Growth Drivers

2,000
1,800
1,600
1,400
1,200
1,000
800
600
400
200
0
2000
2001
2002
2003
2004
2005
2006
2007
2008
2009
2010
2011
2012
CARBO

New Products Drive Ceramic Proppant Growth Lbs M

CRR Manufacturing Capacity (YE)
CRR Ceramic Sales Volume
2,250
2,000
1,750
1,500
1,250
1,000
750
500
250
0
2000
2001
2002
2003
2004
2005
2006
2007
2008
2009
2010
2011
2012
MLN1
MLN2e*

Capacity Additions Drive Ceramic Proppant Growth Lbs (Millions) Millen Line 1 under construction *Millen Line 2 in planning stage, environmental permit obtained

Revenue $M
NAM Total Rigcount
$1,000
$900
$800
$700
$600
$500
$400
$300
$200
$100
$0
3,000
2,700
2,400
2,100
1,800
1,500
1,200
900
600
300
0
231
284
300
388
342
473
626
646
05
06
07
08
09
10
11
12

Net Income $M
$200
$180
$160
$140
$120
$100
$80
$60
$40
$20
$0
45
52
50
60
53
79
130
106
05
06
07
08
09
10
11
12

Cash From Operations $M
$200
$180
$160
$140
$120
$100
$80
$60
$40
$20
$0
57
70
71
84
80
110
171
156
'05
'06
'07
'08
09
10
11
12

CARBO Financials * Cash from operations is equal to net income plus depreciation and amortization and non-cash stock compensation

Dividend Amount Paid Per Share Per Year
Shares Outstanding
16% CAGR
$1.20
$1.10
$1.00
$0.90
$0.80
$0.70
$0.60
$0.50
$0.40
$0.30
$0.20
$0.10
$0.00
36
34
32
30
28
26
24
22
20
18
16
14
12
$0.20
$0.23
$0.24
$0.25
$0.29
$0.36
$0.44
$0.52
$0.62
$0.70
$0.76
$0.88
$1.02
$1.14
00
01
02
03
04
05
06
07
08
09
10
11
12
13e

CARBO

Dividends Increased - 13 Years $ Per Share Shares - Millions

Thank You! ******** ******** ******** ******** ******** ******** ******** ******** ******** ******** ********

Cash Flow from Operations Reconciliation
$ in 000s
Cash flow from operations equals net income plus depreciation and amortization plus non-cash stock based compensation.
Results from Continuing Operations
2005 2006 2007 2008 2009 2010 2011 2012
Net Income 45,463 $     52,245 $     49,641 $     60,405 $     52,810 $     78,716 $    130,136 $  105,933 $
Plus: depreciation and amortization 10,935       15,630       19,895       24,638       24,905       27,728      36,015       44,893
Plus: non-cash stock compensation -                2,311         1,709         2,052         2,571         3,812        4,719         5,335
Cash Flow from Continuing Operations 56,398 $     70,186 $     71,245 $     87,095 $     80,286 $     110,256 $  170,870 $  156,161 $
Weighted Average Shares Oustanding 24,177       24,400       24,451       24,418       23,112       22,977      23,012       22,969
Cash Flow Per Share 2.33 $        2.88 $        2.91 $        3.57 $        3.47 $        4.80 $       7.43 $        6.80 $
For The Years Ended Dec 31